SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     February 9, 1999
                                                      -----------------

                          PLAYERS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

    Nevada                         0-14897                      95-41745832

(State or other                (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

       1300 Atlantic Avenue, Suite 800
          Atlantic City, New Jersey                 08402

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:    (609) 449-7777

                                (Not applicable)

         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On February 9, 1999, Players International, Inc. issued a press release a copy of which is attached as an exhibit hereto and the content of which is incorporated by reference herein.


Exhibit Index

2.1 Agreement and Plan of Merger dated as of February 8, 1999 among Jackpot Enterprises, Inc., JEI Merger Corp. and Players International Inc.

99     Press Release



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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAYERS INTERNATIONAL, INC.
                                        (Registrant)



                                        By /s/ Peter J. Aranow
                                           --------------------------------
                                           Peter J. Aranow
                                           Executive Vice President Finance


Dated: February 9, 1999


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